UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2009

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50550	20-0178991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 08, 20/F, One International Financial Center, 1 Harbour View Street, Central, Hong Kong
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (852) 3960-6506
Suite 3316, 33/F, One IFC, 1 Harbour View Street,
Central, Hong Kong

____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2009, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Fir Tree Value Master Fund L.P. and Fir Tree Capital Opportunity Master Fund, L.P. (collectively, “Fir Tree Investors”) pursuant to which the Company granted the Fir Tree Investors a one time demand registration right and unlimited “piggy-back” registration rights with respect to the 6,031,556 shares of common stock of the Company now owned by the Fir Tree Investors and any additional shares of the Company which may be acquired by them (collectively, “Registrable Securities”).  The Registration Rights Agreement was entered into in connection with a letter agreement dated June 27, 2008 by and among the Company and the Fir Tree Investors pursuant to which the Company had agreed to grant certain registration rights to the Fir Tree Investors.  The demand right is exercisable by the Fir Tree Investors at any time on or after March 1, 2010.  The piggy-back registration rights are exercisable by the Fir Tree Investors at any time on or after April 1, 2010 provided that the number of shares which may be registered by the Fir Tree Investors in any piggyback registration shall not exceed such number of shares as would constitute (i) fifteen percent (15%) of the proposed underwritten offering and (ii) fifty percent (50%) of any over-allotment with respect to such underwritten offering unless otherwise agreed by the Company and the managing underwriter of the offering.

The Company has agreed to keep any registration statement filed with respect to Registrable Securities effective until all Registrable Securities and other securities covered by the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such registration statement (which period, in the case of a piggy-back registration, will not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such Registrable Securities have been withdrawn.

The foregoing summary of the terms of the Registration Rights Agreement is subject to, and qualified in its entirety by, the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Registration Rights Agreement dated November 23, 2009 by and among Chinacast Education Corporation, Fir Tree Value Master Fund L.P. and Fir Tree Capital Opportunity Master Fund, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2009	CHINACAST EDUCATION CORPORATION

	By:	/s/ Antonio Sena
	Name:	Antonio Sena
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Registration Rights Agreement dated November 23, 2009 by and among Chinacast Education Corporation, Fir Tree Value Master Fund L.P. and Fir Tree Capital Opportunity Master Fund, L.P.